Exhibit 99.1
Investor Presentation NYSE: AUB February - March, 2026

2 FORWARD-LOOKING STATEMENTS This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, statements regarding our strategic initiatives, priorities, plan and vision; our acquisition of Sandy Spring Bancorp, Inc. (“Sandy Spring”) and expectations with regard to the benefits of the Sandy Spring acquisition, statements regarding our business, financial and operating results, including our deposit base and funding; the impact of changes in economic conditions, anticipated changes in the interest rate environment and the related impacts on our net interest margin, changes in economic, fiscal or trade policy and the potential impacts on our business, loan demand and economic conditions, in our markets and nationally; management’s beliefs regarding our liquidity, capital resources, asset quality, CRE loan portfolio and our customer relationships; statements regarding our North Carolina expansion strategy and the impact of such strategy, statements that include other projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, and statements on the slides entitled “Our Strategic Priorities”, “Highlights”, “2026 Financial Outlook” and “North Carolina Expansion Strategy.” Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors, some of which cannot be predicted or quantified, that may cause actual results, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “seek to,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (the “Company,” “AUB,” “we,” “us” or “our”) and our management about future events. Although we believe that our expectations with respect to forward-looking statements are based on reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, us will not differ materially from any projected future results, performance, achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of or changes in: • market interest rates and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs and our loan and securities portfolios; • economic conditions, including inflation and recessionary conditions and their related impacts on economic growth and customer and client behavior; • U.S. and global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; • volatility in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil, and the effects on the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; • legislative or regulatory changes and requirements, including changes in federal state or local tax laws and changes impacting the rulemaking, supervision, examination and enforcement priorities of the federal banking agencies; • the sufficiency of liquidity and changes in our capital position; • general economic and financial market conditions in the United States generally and particularly in the markets in which we operate and which our loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels, U.S. fiscal debt, budget and tax matters, U.S. government shutdowns, and slowdowns in economic growth; • the impact of purchase accounting with respect to the Sandy Spring acquisition, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine the fair value and credit marks; • the possibility that the anticipated benefits of our acquisition activity, including our acquisitions of Sandy Spring and American National, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the strength of the economy, competitive factors in the areas where we do business, or as a result of other unexpected factors or events; • potential adverse reactions or changes to business or employee relationships, including those resulting from our acquisitions of Sandy Spring and American National; • our ability to identify, recruit and retain key employees • monetary, fiscal and regulatory policies of the U.S. government, including policies of the U.S. Department of the Treasury and the Federal Reserve; • the quality or composition of our loan or investment portfolios and changes in these portfolios; • demand for loan products and financial services in our market areas; • our ability to manage our growth or implement our growth strategy; • the effectiveness of expense reduction plans; • the introduction of new lines of business or new products and services; • real estate values in our lending area; • changes in accounting principles, standards, rules, and interpretations, and the related impact on our financial statements; • an insufficient ACL or volatility in the ACL resulting from the CECL methodology, either alone or as that may be affected by changing economic conditions, credit concentrations, inflation, changing interest rates, or other factors; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of our credit processes and management of our credit risk; • our ability to compete in the market for financial services and increased competition from fintech companies; • technological risks and developments, and cyber threats, attacks, or events; • operational, technological, cultural, regulatory, legal, credit, and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; • the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts or public health events (such as pandemics), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of our borrowers to satisfy their obligations to us, on the value of collateral securing loans, on the demand for our loans or our other products and services, on supply chains and methods used to distribute products and services, on incidents of cyberattack and fraud, on our liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of our business operations and on financial markets and economic growth; • performance by our counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • actual or potential claims, damages, and fines related to litigation or government actions, which may result in, among other things, additional costs, fines, penalties, restrictions on our business activities, reputational harm, or other adverse consequences; • any event or development that would cause us to conclude that there was an impairment of any asset, including intangible assets, such as goodwill; and • other factors, many of which are beyond our control. Please also refer to such other factors as discussed throughout Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2024, and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Readers are cautioned not to rely too heavily on forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because of new information, future events or otherwise, except as required by law.

3 ADDITIONAL INFORMATION Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are a supplement to GAAP, which is used to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Our management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods, show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance, or show the potential effects of accumulated other comprehensive income (or AOCI) or unrealized losses on securities on our capital. This presentation also includes certain projections of non-GAAP financial measures. Due to the inherent variability and difficulty associated with making accurate forecasts and projections of information that is excluded from these projected non-GAAP measures, and the fact that some of the excluded information is not currently ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable projected GAAP financial measures without unreasonable effort. Consequently, no disclosure of projected comparable GAAP measures is included, and no reconciliation of forward-looking non-GAAP financial information is included. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third party sources and other publicly available information. Data regarding the industries and markets in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company's control. In addition, assumptions and estimates of the Company and its industries' future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has branches and ATMs located in Virginia, Maryland, North Carolina and Washington D.C. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; Atlantic Union Financial Consultants, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

# OUR COMPANY

Soundness | Profitability | Growth

Largest Regional Bank Headquartered in the Lower Mid-Atlantic

**HIGHLIGHTS[1]**

| $37.6 Billion | $27.8 Billion | $30.5 Billion |
|---|---|---|
| Assets | Loans | Deposits |

| 178 | #1 | $5.7 Billion |
|---|---|---|
| branches across **Virginia, North Carolina** and **Maryland** footprint | largest regional bank in **Mid-Atlantic, Maryland** and **Virginia**[2,3] | Market Capitalization |

## MID-ATLANTIC PRESENCE



Maryland
BALTIMORE
WASHINGTON
STAUNTON
FREDERICKSBURG
Virginia
CHARLOTTESVILLE
ROANOKE
RICHMOND
NORFOLK
VIRGINIA BEACH
GREENSBORO
RALEIGH
CHARLOTTE
North Carolina
WILMINGTON
Branch (178)
LPO (2)

Atlantic Union Bankshares

1. Assets, Loans, Deposits, Branch Count are as of December 31, 2025. Market Cap as of January 21, 2026.
2. Based on deposit market share. Regional market: Delaware, Maryland, New Jersey, Pennsylvania, Virginia, Washington D.C., and West Virginia
3. Regional banks defined as U.S. Banks with <$100 Billion in assets

4

5 Dense, uniquely valuable presence across attractive markets FINANCIAL STRENGTH Solid balance sheet & capital levels PEER-LEADING PERFORMANCE Committed to top-tier financial performance ATTRACTIVE FINANCIAL PROFILE Solid dividend yield & payout ratio with earnings upside STRONG GROWTH POTENTIAL Organic & acquisition opportunities OUR SHAREHOLDER VALUE PROPOSITION Positioned for growth and long-term shareholder value creation as a preeminent regional bank with a leading presence in attractive markets LEADING REGIONAL PRESENCE

6 Our Core Values Continue to Make us Successful CARING Working together toward common goals, acting with kindness, respect, and a genuine concern for others. COURAGEOUS Speaking openly, honestly, and accepting our challenges and mistakes as opportunities to learn and grow. COMMITTED Driven to help our clients, Teammates, and company succeed, doing what is right and accountable for our actions. Select awards received over the last three years

7 Our Strategic Priorities Merger Integration & Execution Fully integrate and execute upon the Sandy Spring acquisition, realizing its expectations and potential Build Scaling Capabilities Continue to build infrastructure, risk management, workforce, processes and capabilities to support scaling over time Deliver Organic Growth Leverage core franchise to deepen relationships, grow market share, increase operating leverage, and build upon a strong and durable foundation Innovate and Transform Capitalize on technology to enhance organic growth, increase efficiency and quality, and outpace customer expectations Strategic Investments Supplement organic growth with other strategic opportunities to enhance our organic growth and transformation, but we plan to deprioritize whole bank acquisitions under our current strategic plan FOUNDATIONAL ORGANIC INORGANIC

8 Harnessing Organic Power With the franchise now established, our focus is on maximizing its potential: We Believe AUB Was Built For This Moment We have invested the capital, built the platform, and assembled the team. Now is the time to demonstrate the power of what we have built— delivering sustainable, top-tier performance and returns. Organic growth Deepening relationships, growing our company organically, and leveraging our scale efficiently. Capital generation Shifting from capital deployment to capital creation, targeting top tier returns, earnings growth, and tangible book value per share growth. Disciplined execution Delivering on the promises made to our stakeholders.

9 1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measure in "Appendix - Reconciliation of Non-GAAP Disclosures” HIGHLIGHTS Q4 and Full Year 2025 LOANS & DEPOSITS Loan growth was approximately 6.3% annualized in Q4 2025. Non-interest bearing deposits at 22% of total deposits at December 31, 2025 Loan/Deposit ratio of 91.2% at December 31, 2025 POSITIONING FOR LONG TERM Lending pipelines remain healthy and are higher than at the start of Q4 2025 Focused on generating positive operating leverage DIFFERENTIATED CLIENT EXPERIENCE Responsive, strong and capable alternative to large national banks, while competitive with and more capable than smaller banks CAPITALIZE ON STRATEGIC OPPORTUNITIES Focused on execution and fully integrating of Sandy Spring franchise Successfully converted core systems of Sandy Spring over weekend of October 11 and concurrently closed 5 branches Organic expansion in North Carolina planned in 2026 FINANCIAL RATIOS Q4 2025 adjusted operating return on tangible common equity of 22.1%1 and 20.4%1 for the Full Year 2025 Q4 2025 adjusted operating return on assets of 1.50%1 and 1.33%1 for the Full Year 2025 Q4 2025 adjusted operating efficiency ratio (FTE) of 47.8%1 and 49.7%1 for the Full Year 2025 ASSET QUALITY Q4 2025 net charge-offs at 1 basis point of total average loans held for investment annualized and Full Year 2025 net charge-offs at 17 bps of total average loans held for investment Allowance for Credit Loss as a percentage of loans held for investment of 1.16% 9

# Market Opportunity in Virginia, Maryland, and North Carolina

Growth opportunity in all three states

**VIRGINIA**
**ALL BANKS**

| Rank | Institution | Deposits ($mm) | Growth Opportunity Market Share (%) | Branches |
|---|---|---|---|---|
| 1 | Truist Financial Corp | $48,785 | **21.3%** | 259 |
| 2 | Wells Fargo & Co | 33,151 | **14.5** | 178 |
| 3 | Bank of America Corp. | 23, 985 | **10.5** | 98 |
| **4** | **Atlantic Union Bankshares Corp** | **20,447** | **8.9** | **131** |
| 5 | TowneBank | 12,748 | 5.6 | 59 |
| 6 | United Bankshares Inc. | 9,571 | 4.2 | 80 |
| 7 | PNC Financial Services Group Inc. | 5,344 | 2.3 | 53 |
| 8 | Capital One Financial Corp. | 4,093 | 1.8 | 20 |
| 9 | Burke & Herbert | 3,555 | 1.6 | 37 |
| 10 | Carter Bank & Trust | 3,519 | 1.5 | 52 |
| | **Top 10 Banks** | **$165,198** | **72.2%** | **967** |
| | **All Institutions in Market** | **$229,230** | **100.0%** | **1,852** |

**VIRGINIA**
**BANKS HEADQUARTERED IN VA**

| Rank | Institution | Deposits ($mm) | Franchise Strength Market Share (%) | Branches |
|---|---|---|---|---|
| **1** | **Atlantic Union Bankshares Corp.** | **$20,447** | **23.9%** | **131** |
| 2 | TowneBank | 12,748 | 14.9 | 59 |
| 3 | Capital One Financial Corp. | 4,093 | 4.8 | 20 |
| 4 | Burke & Herbert | 3,555 | 4.2 | 37 |
| 5 | Carter Bank & Trust | 3,519 | 4.1 | 52 |
| 6 | Primis Financial Corp | 3,169 | 3.7 | 26 |
| 7 | First Bancorp Inc. | 3,004 | 3.5 | 21 |
| 8 | C&F Financial Corp | 2,261 | 2.7 | 31 |
| 9 | Blue Ridge Bankshares Inc. | 2,018 | 2.4 | 29 |
| 10 | FVCBankcorp Inc. | 1,793 | 2.1 | 5 |
| | **Top 10 Banks** | **$56,607** | **66.3%** | **411** |
| | **All Institutions in Market** | **$88,446** | **100.0%** | **829** |

**MARYLAND**
**ALL BANKS**

| Rank | Institution | Deposits ($mm) | Growth Opportunity Market Share (%) | Branches |
|---|---|---|---|---|
| 1 | Bank of America Corp. | $28,432 | 16.1% | 115 |
| 2 | Truist Financial Corp. | 22,129 | 12.5 | 138 |
| 3 | M&T Bank Corp. | 18,687 | 10.6 | 157 |
| 4 | PNC Financial Services Group Inc. | 17,919 | 10.1 | 118 |
| 5 | Wells Fargo & Co. | 11,895 | 6.7 | 74 |
| 6 | Capital One Financial Corp. | 11,342 | 6.4 | 42 |
| **7** | **Atlantic Union Bankshares Corp** | **9,628** | **5.4** | **40** |
| 8 | Eagle Bancorp Inc. | 6,847 | 3.9 | 7 |
| 9 | Forbright Inc. | 6,012 | 3.4 | 3 |
| 10 | Shore Bancshares Inc. | 4,859 | 2.8 | 35 |
| | **Top 10 Banks** | **$137,750** | **77.9%** | **729** |
| | **All Institutions in Market** | **$176,978** | **100.0%** | **1,150** |

**NORTH CAROLINA**
**ALL BANKS**

| Rank | Institution | Deposits ($mm) | Growth Opportunity Market Share (%) | Branches |
|---|---|---|---|---|
| 1 | Truist Financial Corp. | $42,730 | **18.0%** | 275 |
| 2 | Wells Fargo & Co. | 38,469 | **16.2** | 217 |
| 3 | First Citizens BancShares Inc. | 26,166 | **11.0** | 197 |
| 4 | Bank of America Corp. | 20,848 | **8.8** | 107 |
| 5 | PNC Financial Services Group Inc. | 11,463 | **4.8** | 101 |
| 6 | First Bancorp | 9,514 | **4.0** | 101 |
| 7 | F.N.B. Corp. | 8,911 | **3.8** | 94 |
| 8 | Fifth Third Bancorp | 7,676 | **3.2** | 83 |
| 9 | First Horizon Corp. | 7,099 | **3.0** | 78 |
| 10 | Pinnacle Financial Partners Inc. | 6,936 | **2.9** | 48 |
| **26** | **Atlantic Union Bankshares Corp.** | **892** | **0.4** | **11** |
| | **Top 10 Banks** | **$179,812** | **75.7%** | **1,301** |
| | **All Institutions in Market** | **$236,907** | **100.0%** | **2,004** |

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Deposit and branch data as of 6/30/25 which is presented on a pro forma basis for any announced transactions
Note: Excludes branches with deposits greater than $6.0 billion

10

11 Source: Most recent data available from S&P Global; Bureau of Labor Statistics Our Markets # State Pop. (Millions) 1 California 38.9 2 Texas 31.2 3 Florida 23.2 4 New York 19.4 5 Pennsylvania 13.0 6 Illinois 12.5 7 Ohio 11.8 8 Georgia 11.2 # State HHI ($) 1 District of Columbia 106,049 2 New Jersey 99,357 3 Maryland 99,340 4 Massachusetts 98,170 5 New Hampshire 96,809 6 Washington 96,120 7 Utah 95,601 8 Colorado 95,479 # State GDP ($Billions) 1 California 4,198 2 Texas 2,798 3 New York 2,364 4 Florida 1,762 5 Illinois 1,158 6 Pennsylvania 1,055 7 Ohio 953 8 Georgia 907 # State Pop. (Millions) 9 North Carolina 11.1 10 Michigan 10.1 11 New Jersey 9.3 12 Virginia 8.8 13 Washington 7.9 14 Arizona 7.6 15 Tennessee 7.3 19 Maryland 6.2 # State HHI ($) 9 Connecticut 95,392 10 California 95,065 11 Hawaii 94,556 12 Alaska 94,247 13 Virginia 92,714 14 Minnesota 88,572 15 Delaware 87,667 37 North Carolina 71,489 # State GDP ($Billions) 9 Washington 872 10 New Jersey 867 11 North Carolina 866 12 Massachusetts 798 13 Virginia 787 14 Michigan 726 15 Colorado 569 18 Maryland 557 MEDIAN HOUSEHOLD INCOME ($) 2025 POPULATION ( M I LLI O N S ) 2025 GDP ( $ B I LLI O N S ) UNEMPLOYMENT BY STATE # State November 2025 (%) 1 South Dakota 2.1 2 Hawaii 2.2 3 North Dakota 2.6 3 Vermont 2.6 5 Alabama 2.7 6 Nebraska 3.0 6 New Hampshire 3.0 8 Wisconsin 3.1 # State November 2025 (%) 9 Maine 3.2 10 Montana 3.3 12 Virginia 3.5 20 North Carolina 3.8 28 Maryland 4.2 51 District of Columbia 6.5 National Rate 4.6

12 LOANS ($mm) $15,723 $16,611 $15,932 $16,818 $20,398 $30,472 2020 2021 2022 2023 2024 2025 Data as of December 31 each respective year CAGR defined as compounded annual growth rate from 2020 through 2025 BALANCE SHEET TRENDS (GAAP) $19,628 $20,065 $20,461 $21,166 $24,585 $37,586 2020 2021 2022 2023 2024 2025 $14,021 $13,196 $14,449 $15,635 $18,471 $27,796 2020 2021 2022 2023 2024 2025 15% CAGR DEPOSITS ($mm) 14% CAGR ASSETS ($mm) 14% CAGR

13 Data as of or for the twelve months ended each respective year STRONG TRACK RECORD OF PERFORMANCE (GAAP) $1.93 $3.26 $2.97 $2.53 $2.24 $2.03 2020 2021 2022 2023 2024 2025 6.14% 9.68% 9.51% 8.27% 7.04% 6.16% 2020 2021 2022 2023 2024 2025 60.19% 61.91% 57.46% 61.32% 62.09% 65.16% 2020 2021 2022 2023 2024 2025 0.83% 1.32% 1.18% 0.98% 0.88% 0.80% 2020 2021 2022 2023 2024 2025 EARNINGS PER SHARE, DILUTED AVAILABLE TO COMMON SHAREHOLDERS ($) RETURN ON EQUITY (ROE) (%) RETURN ON ASSETS (ROA) (%) EFFICIENCY RATIO (%)

14 STRONG TRACK RECORD OF PERFORMANCE (NON-GAAP) Data as of or for the twelve months ended each respective year (1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” ADJUSTED OPERATING EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS, DILUTED ($)(1) ADJUSTED OPERATING RETURN ON TANGIBLE COMMON EQUITY (ROTCE) (%)(1) ADJUSTED OPERATING RETURN ON ASSETS (ROA) (%)(1) ADJUSTED OPERATING EFFICIENCY RATIO (FTE)(%)(1) $2.21 $3.53 $2.92 $2.95 $2.88 $3.44 2020 2021 2022 2023 2024 2025 12.64% 18.07% 17.06% 17.21% 16.85% 20.41% 2020 2021 2022 2023 2024 2025 52.18% 54.52% 54.68% 54.15% 53.31% 49.68% 2020 2021 2022 2023 2024 2025 0.94% 1.43% 1.16% 1.14% 1.11% 1.33% 2020 2021 2022 2023 2024 2025

# STRONG CAPITAL POSITION

At December 31, 2025

| CAPITAL RATIO | REGULATORY WELL CAPITALIZED MINIMUMS | REPORTED | | PRO FORMA INCLUDING AOCI & HTM UNREALIZED LOSSES | |
|---|---|---|---|---|---|
| | | ATLANTIC UNION BANKSHARES | ATLANTIC UNION BANK | ATLANTIC UNION BANKSHARES | ATLANTIC UNION BANK |
| Common Equity Tier 1 Ratio (CET1) | 6.5% | 10.1% | 13.0% | 9.2% | 12.1% |
| Tier 1 Capital Ratio | 8.0% | 10.6% | 13.0% | 9.7% | 12.1% |
| Total Risk Based Capital Ratio | 10.0% | 13.9% | 14.0% | 13.0% | 13.1% |
| Leverage Ratio | 5.0% | 9.1% | 11.1% | 8.3% | 10.3% |
| Tangible Equity to Tangible Assets (non-GAAP)[1] | - | 8.3% | 10.3% | 8.2% | 10.3% |
| Tangible Common Equity Ratio (non-GAAP)[1] | - | 7.9% | 10.3% | 7.8% | 10.3% |

| | | As of 12/31/2025 | As of 9/30/2025 | % Change |
|---|---|---|---|---|
| Tangible Book Value per share (non-GAAP)[1] | - | $19.69 | $18.99 | 3.7% |

## CAPITAL MANAGEMENT STRATEGY

**ATLANTIC UNION CAPITAL MANAGEMENT OBJECTIVES ARE TO:**

- Maintain designation as a “well capitalized” institution.
- Ensure capital levels are commensurate with the Company’s risk profile, capital stress test projections, and strategic plan objectives.

**THE COMPANY’S CAPITAL RATIOS ARE WELL ABOVE REGULATORY WELL CAPITALIZED LEVELS AS OF DECEMBER 31, 2025**

- On a pro forma standalone basis, the Company and the Bank would be well capitalized if unrealized losses on securities were realized at December 31, 2025.

## CAPITAL MANAGEMENT ACTIONS

- During the fourth quarter, the Company paid a common stock dividend of 37 cents per share, which was an increase of 8.8% from the third quarter of 2025 and the fourth quarter of 2024 dividend amount.
- During the fourth quarter of 2025, the Company paid dividends of $171.88 per outstanding share of Series A Preferred Stock

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures”

* Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its regulatory reports

Atlantic Union Bankshares

15

16 2026 Financial Outlook 1. Information on this slide is presented as of January 22, 2026, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key economic and other assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The 2026 financial outlook, the Company’s financial targets and the key economic assumptions contain forward-looking statements. These statements are based on current believes and expectations of our management and are subject to significant risks and uncertainties, including, but not limited to, volatility and uncertainty in the macro economic environment, changes in federal and state governmental policies, the imposition or expansion of tariffs, sustained inflationary pressures, recessionary conditions, and geopolitical instability. As a result, actual results or conditions may differ materially. See the information set forth below the heading “Forward-Looking Statements” on slide 2 of this presentation. 2. Refer to “Additional Information” slide and Appendix for non-GAAP disclosures. 3. Includes preliminary estimates of accretion income from the Sandy Spring acquisition which are subject to change. FULL YEAR 2026 OUTLOOK 1 Loans (end of period) $29.0 – 30.0 billion Deposits (end of period) $31.5 – 32.5 billion Credit Outlook ACL to loans: ~115 – 120 bps Net charge-off ratio: ~10 – 15 bps Net Interest Income (FTE) 2,3 ~$1.350 - $1.375 billion Net Interest Margin (FTE) 2,3 ~3.90% - 4.00% Noninterest Income ~$220 - $230MM Adjusted Operating Noninterest Expense2 (excludes amortization of intangible assets) ~$750- $760MM Amortization of intangible assets ~$60MM Tangible Book Value Growth Per Share ~12-15% growth • 2026 outlook includes the full year impact of the Sandy Spring acquisition in results • The Federal Reserve Bank cuts the fed funds rate by 25 bps two times in 2026 in April and September and term rates remain stable • Assumes moderate GDP growth and a stable economy in AUB’s branch footprint • Expect Virginia, Maryland, and North Carolina unemployment rate to rise but remain below the national unemployment rate in 2026 KEY ASSUMPTIONS1

Q4 2025 APPENDIX

18 AUB DIVERSIFIED AND GRANULAR LOAN PORTFOLIO Figures may not total to 100% due to rounding Duration and Weighted Average Yield Data is as of or for the three months ended December 31, 2025 Commercial defined as C&I plus owner-occupied commercial real estate and other commercial Duration Q2 2025 Weighted Average Yield (Tax Equivalent) C&D 6.0% Owner Occupied CRE 15.5% C&I 18.8% Other Commercial 5.5% Commercial 1-4 Family 4.0% Non-Owner Occupied CRE 25.8% Multifamily RE 8.7% Consumer 1-4 Family 10.2% Residential 1-4 family - Revolving 4.5% Auto 0.7% Consumer 0.4% TOTAL LOAN PORTFOLIO $27.8 BILLION Total Portfolio Characteristics At December 31,2025 LOAN PORTFOLIO CHARACTERISTICS 1.2 years Duration 40% Commercial 6.44% Q4 2025 Weighted Average Yield (Tax Equivalent)

19 Total Non-Owner Occupied CRE 25.8% Owner Occupied CRE 15.5% Construction and Land Development 6.0% Multifamily Real Estate 8.7% Residential 1-4 Family - Commercial 4.0% All Other Loans 40.0% Figures may not foot due to rounding AUB CRE PORTFOLIO At December 31, 2025 CRE BY CLASS $ I N M I LLI O N S Total Outstandings % of Total Portfolio Hotel/Motel B&B $1,261 4.5% Industrial/Warehouse $1,353 4.9% Office $1,482 5.3% Retail $1,684 6.1% Self Storage $677 2.4% Senior Living $121 0.4% Other $600 2.2% Total Non-Owner Occupied CRE $7,179 25.8% Owner Occupied CRE $4,306 15.5% Construction and Land Development $1,666 6.0% Multifamily Real Estate $2,418 8.7% Residential 1-4 Family - Commercial $1,100 4.0% Total CRE $16,669 60.0% $27.8B Total Loans

20 At December 31, 2025 1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Office Portfolio Figures may not foot due to rounding. NON-OWNER OCCUPIED OFFICE CRE PORTFOLIO NON-OWNER OCCUPIED OFFICE GEOGRAPHICALLY DIVERSE NON PORTFOLIO CREDIT QUALITY -OWNER OCCUPIED OFFICE PORTFOLIO * DC, Montgomery County, Prince George’s County, Fairfax County, Fairfax City, Falls Church City, Arlington County, Alexandria City ( $ M I LLI O N S ) Carolinas $297 Western VA $157 Fredericksburg Area $165 Central VA $101 Coastal VA/NC $64 Baltimore $132 DC Metro $431 Other Maryland $54 Eastern VA $35 Other $46 Total $1,482 BY MARKET DC METRO SUBMARKET* KEY PORTFOLIO METRICS Avg. Office Loan ($ thousands) $2,100 Median Office Loan ($ thousands) $720 Loan Loss Reserve / Office Loans 3.04% NCOs / Office Loans1 -0.02% Delinquencies / Office Loans 0.35% NPL / Office Loans 0.03% Criticized Loans / Office Loans 10.46% District of Columbia $62 Suburban Maryland $185 Suburban Virginia $184 Total $431

# MULTIFAMILY CRE PORTFOLIO

At December 31, 2025

## GEOGRAPHICALLY DIVERSE MULTIFAMILY PORTFOLIO

($ MILLIONS)

| BY MARKET | |
|---|---|
| Carolinas | $742 |
| Western VA | $273 |
| Fredericksburg Area | $82 |
| Central VA | $302 |
| Coastal VA/NC | $211 |
| Baltimore | $162 |
| DC Metro | $431 |
| Other Maryland | $10 |
| Eastern VA | $77 |
| Other | $128 |
| **Total** | **$2,418** |

| DC METRO SUBMARKET* | |
|---|---|
| District of Columbia | $263 |
| Suburban Maryland | $124 |
| Suburban Virginia | $44 |
| **Total** | **$431** |

* DC, Montgomery County, Prince George's County, Fairfax County, Fairfax City, Falls Church City, Arlington County, Alexandria City

## MULTIFAMILY PORTFOLIO CREDIT QUALITY

| KEY PORTFOLIO METRICS | |
|---|---|
| Avg. Multifamily Loan ($ thousands) | $3,604 |
| Median Multifamily Loan ($ thousands) | $843 |
| Loan Loss Reserve / Multifamily Loans | 0.59% |
| NCOs / Multifamily Loans[1] | 0.00% |
| Delinquencies / Multifamily Loans | 2.01% |
| NPL / Multifamily Loans[2] | 1.88% |
| Criticized Loans / Multifamily Loans[2] | 13.94% |

Atlantic Union Bankshares

1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Multifamily Portfolio
2. Includes 3 acquired loans totaling approximately $40 million that were coded as nonperforming construction loans in the 3rd quarter of 2025. Construction on those loans was completed during the 4th quarter of 2025 and as a result the loans were subsequently recoded as multifamily loans

Figures may not foot due to rounding.

21

22 $774 million 1.18% $3.4 million Total Amount of Loans Loan Loss Reserve/ Gov Con Loans Avg. Loan Size 0.02% 0.0% 6.47% Non-Performing Loans Net Charge-Offs1 Criticized Loans/ Gov Con Loans 1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Government Contracting Portfolio OVERVIEW OF GOVERNMENT-RELATED LOAN PORTFOLIO EXPOSURES • Government Contracting team has managed through government shutdowns and sequestrations in the past. • Focus on national security agency and defense industry contractors. • Active monitoring of all published notices of contract terminations or stop work orders. KEY METRICS OF GOVERNMENT CONTRACTING PORTFOLIO As of December 31, 2025

23 ATTRACTIVE CORE DEPOSIT BASE Cost of deposit data is as of and for the three months ended December 31, 2025, figures may not foot due to rounding 1.Core deposits defined as total deposits less jumbo time deposits and brokered deposits Non-Interest Bearing 22% Interest Checking 24% Money Market 23% Retail Time 13% Jumbo Time 6% Brokered 4% Savings 9% DEPOSIT BASE CHARACTERISTICS DEPOSIT COMPOSITION AT DECEMBER 31, 2025 — $30.5 BILLION 90% core deposits1 46% transactional accounts 2.03% Q4 2025 cost of deposits

24 GRANULAR DEPOSIT BASE CUSTOMER DEPOSIT GRANULARITY PERIOD END UNINSURED & UNCOLLATERALIZED DEPOSITS AS A PERCENTAGE OF TOTAL DEPOSITS ( $ M I LLI O N S ) $20,000 $22,000 $22,000 $94,000 $104,000 $117,000 Q4 2024 Q3 2025 Q4 2025 Retail Avg. Deposits Acct Size Business Avg. Deposits Acct Size 29% 30% 32% 32% 31% $5,992 $6,060 $9,907 $9,802 $9,551 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

25 Cash and Cash Equivalents (unrestricted) $952 Unencumbered Securities $2,330 FHLB Borrowing Capacity $5,277 Fed Funds Lines $1,410 Discount Window $2,573 Secondary Sources* $1,944 AUB LIQUIDITY POSITION * Includes brokered deposits and other sources of liquidity Figures may not foot due to rounding Liquidity Sources Total $14.5 billion At December 31, 2025 TOTAL LIQUIDITY SOURCES OF $14.5 BILLION ~152% Liquidity Coverage Ratio of Uninsured/Uncollateralized Deposits of $9.6 billion ($ MILLIONS)

26 SECURITIES PORTFOLIO • Total securities portfolio of $5.1 billion with a total unrealized loss of $323.1 million – 84% of total portfolio book value in available-for-sale (“AFS”) at an unrealized loss of $295.7 million – 16% of total portfolio book value designated as held-to-maturity with an unrealized loss of $27.4 million – 15% floating rate versus 85% fixed rate • Total effective duration of approximately 3.8 years. Securities portfolio is used defensively to neutralize overall asset sensitive interest rate risk profile • ~26% municipals, ~72% treasuries, agency MBS/CMOs and ~2% corporates and other investments • Securities to total assets of 13.5% as of December 31, 2025, down from 13.9% as of September 30, 2025 $3,246 $5,151 $5,079 4Q 2024 3Q 2025 4Q 2025 3.87% Yield 4.10% Yield 4.09% Yield INVESTMENT SECURITIES BALANCES Total AFS (fair value) and HTM (carrying value) At December 31, 2025 ( $ M I LLI O N S )

CONSUMER & BUSINESS BANKING

# North Carolina Expansion Strategy

Our initial focus will be in Raleigh and Wilmington, with plans to open highly visible locations targeting attractive submarkets combined with AUB branded ATMs at high-traffic retailers paired with expanded commercial, wealth and mortgage teams

**10 New Branches Planned Over Next 3 Years**

**7** Raleigh Branches

**3** Wilmington Branches

**86** Off-Site ATMs



Maryland
BALTIMORE
WASHINGTON
STAUNTON
FREDERICKSBURG
Virginia
CHARLOTTESVILLE
ROANOKE
RICHMOND
NORFOLK
VIRGINIA BEACH
GREENSBORO
RALEIGH
CHARLOTTE
North Carolina
WILMINGTON
Current Branch (178)
LPO (1)
Additional Branch Following Expansion (10)

Atlantic Union Bankshares

27

28 RECONCILIATION OF NON-GAAP DISCLOSURES We have provided supplemental performance measures determined by methods other than in accordance with GAAP. These non-GAAP financial measures are a supplement to GAAP, which we use to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance or show the potential effects of accumulated other comprehensive income or unrealized losses on held to maturity securities on our capital. Due to the impact of completing the Sandy Spring acquisition in the second quarter of 2025 and the acquisition of American National Bankshares in the second quarter of 2024, we updated our non-GAAP operating measures beginning in the second quarter of 2025 to exclude the CECL Day 1 non-PCD loans and RUC provision expense. The CECL Day 1 non-PCD loans and RUC provision expense is comprised of the initial provision expense on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the additional provision for unfunded commitments. The Company does not view the CECL Day 1 non-PCD loans and RUC provision expense as organic costs to run the Company’s business and believes this updated presentation provides investors with additional information to assist in period-to-period and company-to-company comparisons of operating performance, which will aid investors in analyzing the Company’s performance. Prior period non-GAAP operating measures presented in this presentation have been recast to conform to this updated presentation.

# RECONCILIATION OF NON-GAAP DISCLOSURES

Adjusted operating measures exclude, as applicable, merger-related costs, FDIC special assessments, legal reserves associated with our previously disclosed settlement with the Consumer Financial Protection Bureau ("CFPB"), strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment, and charges for exiting certain leases), deferred tax asset write-down, CECL Day 1 non-PCD loans and RUC provision expense, gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on CRE loan sale, gain on sale of Dixon, Hubard, Feinour & Brown, Inc. ("DHFB"), gain on sale of equity interest in Cary Street Partners ("CSP"), and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company's operations.

## ADJUSTED OPERATING EARNINGS & FINANCIAL METRICS

| | For the three months ended | For the years ended | | | | | |
|---|---|---|---|---|---|---|---|
| (Dollars in thousands, except outstanding share and per share amounts) | December 31, 2025 | 2025 | 2024 | 2023 | 2022 | 2021 | 2020 |
| **Operating Measures** | | | | | | | |
| Net Income (GAAP) | $ 111,966 | $ 273,715 | $ 209,131 | $ 201,818 | $ 234,510 | $ 263,917 | $ 158,228 |
| Plus: Merger-related costs, net of tax | 29,742 | 124,590 | 33,476 | 2,850 | — | — | — |
| Plus: FDIC special assessment, net of tax | — | — | 664 | 2,656 | — | — | — |
| Plus: Legal reserve, net of tax | — | — | — | 6,809 | — | — | — |
| Plus: Strategic cost saving initiatives, net of tax | — | — | — | 9,959 | — | — | — |
| Plus: Strategic branch closing and facility consolidation costs, net of tax | — | — | — | — | 4,351 | 13,775 | 5,343 |
| Plus: Net loss related to balance sheet repositioning, net of tax | — | — | — | — | — | 11,609 | 25,979 |
| Plus: Deferred tax asset write-down | — | — | 4,774 | — | — | — | — |
| Plus: CECL Day 1 non-PCD loans and RUC provision expense, net of tax | — | 77,742 | 11,520 | — | — | — | — |
| Less: Gain (loss) on sale of securities, net of tax | 2 | (62) | (5,129) | (32,381) | (2) | 69 | 9,712 |
| Less: Gain on sale-leaseback transaction, net of tax | — | — | — | 23,367 | — | — | — |
| Less: Gain on CRE loan sale, net of tax | — | 8,405 | — | — | — | — | — |
| Less: Gain on sale of DHFB, net of tax | — | — | — | — | 7,984 | — | — |
| Less: Gain on sale of equity interest in CSP, net of tax | 340 | 10,994 | — | — | — | — | — |
| Less: Gain on Visa, Inc. Class B common stock, net of tax | — | — | — | — | — | 4,058 | — |
| Adjusted operating earnings (non-GAAP) | **$ 141,366** | **$ 456,710** | **$ 264,694** | **$ 233,106** | **$ 230,879** | **$ 285,174** | **$ 179,838** |
| Less: Dividends on preferred stock | 2,967 | 11,868 | 11,868 | 11,868 | 11,868 | 11,868 | 5,658 |
| Adjusted operating earnings available to common shareholders (non-GAAP) | **$ 138,399** | **$ 444,842** | **$ 252,826** | **$ 221,238** | **$ 219,011** | **$ 273,306** | **$ 174,180** |
| **Earnings per share (EPS)** | | | | | | | |
| Weighted average common shares outstanding, diluted | 142,118,797 | 129,161,421 | 87,909,237 | 74,962,363 | 74,953,398 | 77,417,801 | 78,875,668 |
| EPS available to common shareholders, diluted (GAAP) | $ 0.77 | $ 2.03 | $ 2.24 | $ 2.53 | $ 2.97 | $ 3.26 | $ 1.93 |
| Adjusted operating EPS available to common shareholders, diluted (non-GAAP) | $ 0.97 | $ 3.44 | $ 2.88 | $ 2.95 | $ 2.92 | $ 3.53 | $ 2.21 |

Atlantic Union Bankshares

29

# RECONCILIATION OF NON-GAAP DISCLOSURES

The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, losses related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), merger-related costs, FDIC special assessments, strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), legal reserves associated with our previously disclosed settlement with the CFBP, strategic branch closing and facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on sale of DHFB, gain on CRE loan sale, gain on sale of equity interest in CSP, and gain on sale of Visa, Inc. Class B common stock. This measure is similar to the measure used by the Company when analyzing corporate performance and is also similar to the measure used for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company's operations.

## ADJUSTED OPERATING EFFICIENCY RATIO

| | For the three months ended | For the years ended | | | | | |
|---|---|---|---|---|---|---|---|
| (Dollars in thousands) | December 31, 2025 | 2025 | 2024 | 2023 | 2022 | 2021 | 2020 |
| **Operating Efficiency Ratio** | | | | | | | |
| Noninterest expense (GAAP) | $ 243,243 | $ 895,570 | $ 507,534 | $ 430,371 | $ 403,802 | $ 419,195 | $ 413,349 |
| Less: Amortization of intangible assets | 17,692 | 59,668 | 19,307 | 8,781 | 10,815 | 13,904 | 16,574 |
| Less: Losses related to balance sheet repositioning | — | — | — | — | — | 14,695 | 31,116 |
| Less: Merger-related costs | 38,626 | 157,278 | 40,018 | 2,995 | — | — | — |
| Less: FDIC special assessment | — | — | 840 | 3,362 | — | — | — |
| Less: Strategic cost saving initiatives | — | — | — | 12,607 | — | — | — |
| Less: Legal reserve | — | — | — | 8,300 | — | — | — |
| Less: Strategic branch closing and facility consolidation costs | — | — | — | — | 5,508 | 17,437 | 6,764 |
| **Adjusted operating noninterest expense (non-GAAP)** | **$ 186,925** | **$ 678,624** | **$ 447,369** | **$ 394,326** | **$ 387,479** | **$ 373,159** | **$ 358,895** |
| Noninterest income (GAAP) | $ 57,000 | $ 219,436 | $ 118,878 | $ 90,877 | $ 118,523 | $ 125,806 | $ 131,486 |
| Plus: Losses related to balance sheet repositioning | — | — | — | — | — | — | 1,769 |
| Less: Gain (loss) on sale of securities | 2 | (81) | (6,493) | (40,989) | (3) | 87 | 12,294 |
| Less: Gain on sale-leaseback transaction | — | — | — | 29,579 | — | — | — |
| Less: Gain on sale of DHFB | — | — | — | — | 9,082 | — | — |
| Less: Gain on CRE loan sale | — | 10,915 | — | — | — | — | — |
| Less: Gain on sale of equity interest in CSP | 457 | 14,757 | — | — | — | — | — |
| Less: Gain on Visa, Inc. Class B common stock | — | — | — | — | — | 5,137 | — |
| **Adjusted operating noninterest income (non-GAAP)** | **$ 56,541** | **$ 193,845** | **$ 125,371** | **$ 102,287** | **$ 109,444** | **$ 120,582** | **$ 120,961** |
| Net interest income (GAAP) | $ 330,168 | $ 1,154,913 | $ 698,539 | $ 611,013 | $ 584,261 | $ 551,260 | $ 555,298 |
| Noninterest income (GAAP) | 57,000 | 219,436 | 118,878 | 90,877 | 118,523 | 125,806 | 131,486 |
| **Total revenue (GAAP)** | **$ 387,168** | **$ 1,374,349** | **$ 817,417** | **$ 701,890** | **$ 702,784** | **$ 677,066** | **$ 686,784** |
| Net interest income (FTE) (non-GAAP) | $ 334,789 | $ 1,172,074 | $ 713,765 | $ 625,923 | $ 599,134 | $ 563,851 | $ 566,845 |
| Adjusted operating noninterest income (non-GAAP) | 56,541 | 193,845 | 125,371 | 102,287 | 109,444 | 120,582 | 120,961 |
| **Total adjusted revenue (FTE) (non-GAAP)** | **$ 391,330** | **$ 1,365,919** | **$ 839,136** | **$ 728,210** | **$ 708,578** | **$ 684,433** | **$ 687,806** |
| Efficiency ratio (GAAP) | 62.83% | 65.16% | 62.09% | 61.32% | 57.46% | 61.91% | 60.19% |
| Adjusted operating efficiency ratio (FTE) (non-GAAP) | 47.77% | 49.68% | 53.31% | 54.15% | 54.68% | 54.52% | 52.18% |

Atlantic Union Bankshares

30

# RECONCILIATION OF NON-GAAP DISCLOSURES

Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations as well as its ability to pay dividends and to engage in various capital management strategies. The Company believes that ROTCE is a meaningful supplement to GAAP financial measures and is useful to investors because it measures the performance of a business consistently across time without regard to whether components of the business were acquired or developed internally. Adjusted operating measures exclude, as applicable, merger-related costs, FDIC special assessments, legal reserves associated with our previously disclosed settlement with the CFPB, strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts and charges for exiting certain leases), strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), deferred tax asset write-down, CECL Day 1 non-PCD loans and RUC provision expense, gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on CRE loan sale, gain on sale of DHFB, gain on sale of equity interest in CSP, and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company's operations.

## ADJUSTED OPERATING MEASURES & FINANCIAL METRICS

| | For the three months ended | For the years ended | | | | | |
|---|---|---|---|---|---|---|---|
| (Dollars in thousands, except per share amounts) | December 31, 2025 | 2025 | 2024 | 2023 | 2022 | 2021 | 2020 |
| **Return on assets (ROA)** | | | | | | | |
| Average assets | $ 37,356,117 | $ 34,380,986 | $ 23,862,190 | $ 20,512,402 | $ 19,949,388 | $ 19,977,551 | $ 19,083,853 |
| ROA (GAAP) | 1.19% | 0.80% | 0.88% | 0.98% | 1.18% | 1.32% | 0.83% |
| Adjusted operating ROA (non-GAAP) | 1.50% | 1.33% | 1.11% | 1.14% | 1.16% | 1.43% | 0.94% |
| **Return on equity (ROE)** | | | | | | | |
| Adjusted operating earnings available to common shareholders (non-GAAP) | $ 138,399 | $ 444,842 | $ 252,826 | $ 221,238 | $ 219,011 | $ 273,306 | $ 174,180 |
| Plus: Amortization of intangibles, tax effected | 13,977 | 47,138 | 15,253 | 6,937 | 8,544 | 10,984 | 13,093 |
| Adjusted operating earnings available to common shareholders before amortization of intangibles (non-GAAP) | **$ 152,376** | **$ 491,980** | **$ 268,079** | **$ 228,175** | **$ 227,555** | **$ 284,290** | **$ 187,273** |
| Average equity (GAAP) | 4,950,858 | 4,446,839 | 2,971,111 | 2,440,525 | 2,465,049 | 2,725,330 | 2,576,372 |
| Less: Average goodwill | 1,726,933 | 1,592,391 | 1,139,422 | 925,211 | 930,315 | 935,560 | 935,560 |
| Less: Average amortizable intangibles | 324,099 | 277,977 | 73,984 | 22,951 | 34,627 | 49,999 | 65,094 |
| Less: Average perpetual preferred stock | 166,356 | 166,356 | 166,356 | 166,356 | 166,356 | 166,356 | 93,658 |
| Average tangible common equity (non-GAAP) | **$ 2,733,470** | **$ 2,410,115** | **$ 1,591,349** | **$ 1,326,007** | **$ 1,333,751** | **$ 1,573,415** | **$ 1,482,060** |
| ROE (GAAP) | 8.97% | 6.16% | 7.04% | 8.27% | 9.51% | 9.68% | 6.14% |
| **Return on tangible common equity (ROTCE)** | | | | | | | |
| Net Income available to common shareholders (GAAP) | $ 108,999 | $ 261,847 | $ 197,263 | $ 189,950 | $ 222,642 | $ 252,049 | $ 152,570 |
| Plus: Amortization of intangibles, tax effected | 13,977 | 47,138 | 15,253 | 6,937 | 8,544 | 10,984 | 13,093 |
| Net Income available to common shareholders before amortization of intangibles (non-GAAP) | **$ 122,976** | **$ 308,985** | **$ 212,516** | **$ 196,887** | **$ 231,186** | **$ 263,033** | **$ 165,663** |
| ROTCE (non-GAAP) | 17.85% | 12.82% | 13.35% | 14.85% | 17.33% | 16.72% | 11.18% |
| Adjusted operating ROTCE (non-GAAP) | 22.12% | 20.41% | 16.85% | 17.21% | 17.06% | 18.07% | 12.64% |

Atlantic Union Bankshares

31

# RECONCILIATION OF NON-GAAP DISCLOSURES

Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable.

## TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO

(Dollars in thousands, except per share amounts)

| | As of December 31, 2025 | | As of September 30, 2025 | |
|---|---|---|---|---|
| | Atlantic Union Bankshares | Atlantic Union Bank | Atlantic Union Bankshares | Atlantic Union Bank |
| **Tangible Assets** | | | | |
| Ending Assets (GAAP) | $ 37,585,754 | $ 37,497,857 | $ 37,072,733 | $ 36,990,513 |
| Less: Ending goodwill | 1,733,287 | 1,733,287 | 1,726,386 | 1,726,386 |
| Less: Ending amortizable intangibles | 315,544 | 315,544 | 333,236 | 333,236 |
| Ending tangible assets (non-GAAP) | $ 35,536,923 | $ 35,449,026 | $ 35,013,111 | $ 34,930,891 |
| **Tangible Common Equity** | | | | |
| Ending equity (GAAP) | $ 5,006,398 | $ 5,716,082 | $ 4,917,058 | $ 5,617,159 |
| Less: Ending goodwill | 1,733,287 | 1,733,287 | 1,726,386 | 1,726,386 |
| Less: Ending amortizable intangibles | 315,544 | 315,544 | 333,236 | 333,236 |
| Less: Perpetual preferred stock | 166,357 | — | 166,357 | — |
| Ending tangible common equity (non-GAAP) | $ 2,791,210 | $ 3,667,251 | $ 2,691,079 | $ 3,557,537 |
| Net unrealized losses on HTM securities, net of tax | $ (27,404) | $ (27,404) | $ (35,687) | $ (35,687) |
| Accumulated other comprehensive loss (AOCI) | $ (256,087) | $ (256,132) | $ (283,108) | $ (283,154) |
| Common shares outstanding at end of period | 141,776,886 | | 141,732,071 | |
| Average equity (GAAP) | $ 4,950,858 | $ 5,644,166 | $ 4,866,989 | $ 5,536,815 |
| Less: Average goodwill | 1,726,933 | 1,726,933 | 1,711,081 | 1,711,081 |
| Less: Average amortizable intangibles | 324,099 | 324,099 | 342,064 | 342,064 |
| Less: Average perpetual preferred stock | 166,356 | — | 166,356 | — |
| Average tangible common equity (non-GAAP) | $ 2,733,470 | $ 3,593,134 | $ 2,647,488 | $ 3,483,670 |
| Book value per common share (GAAP) | $ 34.14 | | $ 33.52 | |
| Tangible book value per common share (non-GAAP) | $ 19.69 | | $ 18.99 | |
| Tangible book value per common share, ex AOCI (non-GAAP) | $ 21.49 | | $ 20.98 | |

Atlantic Union Bankshares

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33 RECONCILIATION OF NON-GAAP DISCLOSURES Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable. TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO (Dollars in thousands, except per share amounts) As of December 31, 2025 Atlantic Union Atlantic Union Bankshares Bank Common equity to total assets (GAAP) 12.9% 15.2% Tangible equity to tangible assets (non-GAAP) 8.3% 10.3% Tangible equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 8.2% 10.3% Tangible common equity to tangible assets (non-GAAP) 7.9% 10.3% Tangible common equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 7.8% 10.3% Tangible common equity to tangible assets, ex AOCI (non-GAAP) 8.6% Leverage Ratio Tier 1 capital $ 3,240,423 $ 3,952,859 Total average assets for leverage ratio $ 35,602,493 $ 35,521,849 Leverage ratio 9.1% 11.1% Leverage ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.3% 10.3%

34 RECONCILIATION OF NON-GAAP DISCLOSURES All regulatory capital ratios at December 31, 2025 are estimates and subject to change pending the Company’s filing of its FR Y-9C. In addition to these regulatory capital ratios, the Company adjusts certain regulatory capital ratios to include the impacts of AOCI, which the Company has elected to exclude from regulatory capital ratios under applicable regulations, and net unrealized losses on HTM securities, assuming that those unrealized losses were realized at the end of the period, as applicable. The Company believes that each of these ratios help investors to assess the Company's regulatory capital levels and capital adequacy. RISK-BASED CAPITAL RATIOS (Dollars in thousands) As of December 31, 2025 Atlantic Union Bankshares Atlantic Union Bank Risk-Based Capital Ratios Net unrealized losses on HTM securities, net of tax $ (27,404) $ (27,404) Accumulated other comprehensive loss (AOCI) $ (256,087) $ (256,132) Common equity tier 1 capital $ 3,074,067 $ 3,952,859 Tier 1 capital $ 3,240,423 $ 3,952,859 Total capital $ 4,232,522 $ 4,245,840 Total risk-weighted assets $ 30,446,673 $ 30,361,978 Common equity tier 1 capital ratio 10.1% 13.0% Common equity tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.2% 12.1% Tier 1 capital ratio 10.6% 13.0% Tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.7% 12.1% Total capital ratio 13.9% 14.0% Total capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 13.0% 13.1%

35 RECONCILIATION OF NON-GAAP DISCLOSURES The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. NET INTEREST MARGIN (Dollars in thousands) For the three months ended December 31, 2025 September 30, 2025 Net interest income (GAAP) $ 330,168 $ 319,210 FTE adjustment 4,621 4,419 Net interest income (FTE) (non-GAAP) $ 334,789 $ 323,629 Noninterest income (GAAP) 57,000 51,751 Total revenue (FTE) (non-GAAP) $ 391,789 $ 375,380 Average earning assets $ 33,555,065 $ 33,563,417 Net interest margin (GAAP) 3.90% 3.77% Net interest margin (FTE) (non-GAAP) 3.96% 3.83%